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                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): January 9, 1994


                HEALTHTRUST, INC. - THE HOSPITAL COMPANY
        (Exact name of registrant as specified in its charter)



   DELAWARE                   1-10915         62-1234332
   (State or other          (Commission      (IRS Employer
   jurisdiction of           File No.)      Identification No.)
    incorporation)


     4525 Harding Road, Nashville, Tennessee           37205
       (Address of principal executive offices)      (Zip Code)


  Registrant's telephone number, including area code: (615) 383-4444


                                 None
    (Former name or former address, if changed since last report)
   Item 5.  Other Events

          The Registrant hereby incorporates by reference the description of the proposed transaction between Registrant, Odyssey Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Registrant ("Odyssey") and EPIC Holdings, Inc., a Delaware corporation ("EPIC"), which is described in (1) the Agreement and Plan of Merger among Registrant, Odyssey and EPIC dated as of January 9, 1994 (such agreement being Exhibit 2.1 attached hereto), (2) the press release of the Registrant dated January 10, 1994 announcing the proposed transaction (such press release being Exhibit 99.1 attached hereto) and (3) the press release of the Registrant dated January 10, 1994 in connection with the proposed transaction (such press release being Exhibit 99.2 attached hereto).

   Item 7.  Financial Statements and Exhibits

          (c)  Exhibits.

               2.1  Agreement and Plan of Merger among
                    Registrant, Odyssey and EPIC, dated as
                    of January 9, 1994.

               99.1 Registrant's press release, dated
                    January 10, 1994, announcing the
                    proposed transaction.

               99.2 Registrant's press release, dated
                    January 10, 1994, in connection with
                    the proposed transaction.

                            SIGNATURES

          Pursuant to the requirements of the Securities
   Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                HEALTHTRUST, INC. - THE HOSPITAL
                COMPANY



                By/s/Michael A. Koban, Jr.
                  Michael A. Koban, Jr.
                  Senior Vice President


   Date:  January 10, 1994
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
                            EXHIBIT INDEX

   Number           Subject Matter


   2.1              Agreement and Plan of Merger
                    among Registrant, Odyssey and EPIC,
                    dated as of January 9, 1994

   99.1             Registrant's press release, dated
                    January 10, 1994, announcing
                    the proposed transaction

   99.2             Registrant's press release, dated
                    January 10, 1994, in connection with
                    the proposed transaction



      /TABLE
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